Columbia Frontier Fund
Columbia Frontier Fund
Supplement dated April 27, 2012
to the Prospectuses dated March 1, 2012
The information in the “Principal Investment Strategies of the Fund” in the Summary of the Fund is superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index at the time of purchase (between $27.3 million and $3.72 billion as of March 31, 2012). The Fund invests primarily in common stocks that Columbia Management Investment Advisers, LLC (the Investment Manager) believes have the potential for long-term, above-average earnings growth. The Fund may invest up to 20% of its net assets in stocks of companies that have market capitalizations outside the range of the Russell 2000 Growth Index.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.
The following has been added to the Principal Risks of Investing in the Fund in the Summary of the Fund:
Portfolio Turnover Risk.    The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.